

FIRST QUARTER FISCAL 2021 RESULTS

CONFERENCE CALL PRESENTATION

OCTOBER 29, 2020

DISCLAIMER

Forward-Looking Statements and Non-GAAP Financial Measures

This presentation contains "forward-looking statements"—that is, statements related to future events within the meaning of the Private Securities Litigation Reform Act of 1995. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In this context, forward-looking statements often address our expected future business, financial performance, financial condition and results of operations, often contain words such as "estimates," "targets," "anticipates," "hopes," "projects," "plans," "expects," "intends," "believes," "seeks," "may," "will," "see," "should" and similar expressions and the negative versions of those words, and may be identified by the context in which they are used. Such statements are based only upon current expectations of LSI. Such statements, whether expressed or implied, are based upon current expectations of LSI and speak only as of the date made. Reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to differ materially from those expressed or implied. Forward-looking statements include statements that address activities, events or developments that LSI expects, believes or anticipates will or may occur in the future, such as earnings estimates (including projections and guidance), other predictions of financial performance. Forward-looking statements are based on LSI's experience and perception of current conditions, trends, expected future developments and other factors it believes are appropriate under the circumstances and are subject to numerous risks and uncertainties, many of which are beyond LSI's control. These risks and uncertainties include, but are not limited to the following: the impact of competitive products and services; product and pricing demands, and market acceptance risks; potential costs associated with litigation and regulatory compliance; LSI's ability to develop, produce and market quality products that meet customers' needs; information technology security threats and computer crime; reliance on key customers; financial difficulties experienced by customers; the cyclical and seasonal nature of our business; the adequacy of reserves and allowances for doubtful accounts; failure of an acquisition or acquired company to achieve its plans or objectives generally; unexpected difficulties in integrating acquired businesses; the ability to retain key employees, including key employees of acquired businesses; unfavorable economic and market conditions; the results of asset impairment assessments; risks related to disruptions or reductions in business operations or prospects due to pandemics, epidemics, widespread health emergencies, or outbreaks of infectious diseases such as the coronavirus disease COVID-19; and the other risk factors LSI describes from time to time in SEC filings, such as reliance on third party manufacturers and suppliers, litigation or other proceedings, government regulation, and stock price volatility. You are cautioned to not place undue reliance on these forward-looking statements. LSI does not guarantee any forward-looking statement, and actual results may differ materially from those projected. LSI undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. A further list and description of risks, uncertainties and other matters can be found in our annual reports on Form 10-K and quarterly reports on Form 10-Q that we file with the SEC and are incorporated herein by reference. Our public communications and other reports may contain forward-looking projected financial information that is based on current estimates and forecasts. Actual results could differ materially.

KEY MESSAGES

First Quarter Fiscal 2021 Results

Advancing Business Transformation

Continued strategic focus on higher margin vertical market applications, customer driven new product development, manufacturing excellence and disciplined capital management

Strong Consolidated Financial Results

Year-over-year growth in adjusted gross margin rate, net income and EPS

Improved Margin Expansion

Gross margin rate improved 140 bps to 26.1% with focus on higher value business, new products, design cost savings and manufacturing efficiencies all contributing

Improved Free Cash Flow Supports Growth in Liquidity

Free cash flow, excluding asset sales, increased 20% y/y in F1Q21; no long-term debt outstanding; total cash and credit facility availability of $85 million at end of F1Q21

Key Commercial Initiatives

Approved 3 new product programs, as well as a key marketing program to strengthen sales lead-generation

Initial Market Recovery

Double-digit sequential (q/q) growth in backlog exiting the first quarter fiscal 2021; major multi-year existing programs remain unchanged

CONSOLIDATED FINANCIAL RESULTS

Higher-margin application focus and cost controls contributed to improved profitability

- COVID driven lower F4Q20 backlog unfavorably impacted F1Q21 sales

- Improved operating income driven by increased customer activity within the Graphics segment

- Operating margin rates improved in both Lighting and Graphics segments

Total Net Sales ($M)



$88.7
$70.0
F1Q20
F1Q21

Operating Income ($M)(1)



90 bps y/y improvement to 3.9% of sales
$6.8
$2.6
$2.2
$2.7
F1Q20
F1Q21
Reported Operating Income
Adjusted Operating Income

Net Income ($M)(1)



24% y/y increase in net income
$4.5
$0.17 per share
$1.6
$0.06 per share
$2.0
$0.07 per share
$2.1
$0.08 per share
F1Q20
F1Q21
Reported Net Income
Adjusted Net Income

Non-GAAP Adjusted EBITDA ($M)



110 bps y/y improvement to 6.8% of sales
$5.0
$4.7
F1Q20
F1Q21

(1) Reported results include a $4.8 million non-recurring pre-tax gain on the sale of a facility in F1Q20

LIGHTING SEGMENT UPDATE

Strong margin capture on lower sales; improved project backlog entering F2Q21

- Revenue increased sequentially from F4Q20 but finished below F1Q20, driven by pandemic-related reduction in F4Q20 project backlog

- Project order activity improved throughout F1Q21 vs. F4Q20 levels, generating an increased backlog entering F2Q21

- Gross margin rate finished above 30% in F1Q21, an improvement of 290 bps y/y



Lighting Segment Sales ($M)
$63.2
$45.4
F1Q20
F1Q21



Lighting Segment Gross Margin ($M)
290 bps y/y improvement to 30.5% of sales
$17.2
$17.4
$13.8
$13.8
F1Q20
F1Q21
Reported Gross Margin
Adjusted Gross Margin



Lighting Segment Operating Income ($M)
90 bps y/y improvement to 8.1% of sales
$9.2
$4.5
$3.6
$3.7
F1Q20
F1Q21
Reported Operating Income
Adjusted Operating Income



Lighting Segment Adjusted EBITDA ($M)
170 bps y/y improvement to 11.7% of sales
$6.3
$5.3
F1Q20
F1Q21

GRAPHICS SEGMENT UPDATE

Strong rebound in graphics sales; major program commitments remain unchanged

- Improved volume and lower operating expenses contributed to y/y growth in segment operating income and Adjusted EBITDA

- Order releases for the QSR digital program increased significantly throughout F1Q21

- Awarded multi-million-dollar order from major petroleum company

- Growth in Mexico increased 88% versus F1Q20



Graphics Segment Sales ($M)
$25.5
$24.6
F1Q20
F1Q21



Graphics Segment Gross Margin ($M)
20 bps y/y decline to 18.1% of sales
$4.6
$4.7
$4.4
$4.4
F1Q20
F1Q21
Reported Gross Margin
Adjusted Gross Margin



Graphics Segment Operating Income ($M)
340 bps y/y improvement to 7.8% of sales
$1.0
$1.1
$1.8
$1.9
F1Q20
F1Q21
Reported Operating Income
Adjusted Operating Income



Graphics Segment Adjusted EBITDA ($M)
340 bps y/y improvement to 9.3% of sales
$1.5
$2.3
F1Q20
F1Q21

IMPROVED WORKING CAPITAL MANAGEMENT

Aligning working capital with current demand environment

- Non-cash working capital declined 25% y/y with multiple working capital components contributing
- Maintaining inventory levels for critical components in advance of ongoing market recovery
- Planning phase-in/phase-out of SKUs ahead of scheduled new product launch activity



Total Working Capital ($M)
Non-cash working capital declined 25% y/y
$1.6
$60.8
$9.5
$45.6
F1Q20
F1Q21
Non-Cash Working Capital
Reported Cash Balance



Total Inventory ($M)
Inventory declined 13% y/y
$43.1
$37.4
F1Q20
F1Q21

GROWTH IN FREE CASH FLOW GENERATION

Positive trend in both F1Q21 and TTM free cash flow generation

- Excluding asset sales, F1Q21 and TTM free cash flow both increased significantly on a y/y basis

- Building liquidity position to support organic and inorganic growth investments



Free Cash Flow - F1Q20 vs. F1Q21 ($M)(1)
20% y/y improvement
$18.3
$6.0
$7.2
$7.2
F1Q20
F1Q21
Free Cash Flow – TTM F1Q20 vs. TTM F1Q21 ($M)(1,2)
111% y/y improvement
$25.7
$13.3
$36.0
$28.2
TTM F1Q20
TTM F1Q21
Free Cash Flow, Including Asset Sales
Free Cash Flow, Excluding Asset Sales

(1) F1Q20 and TTM F1Q20 include $12.3 million of cash proceeds from the sale of a facility
(2) TTM F1Q21 includes $7.7 million of cash proceeds from the sale of a facility

DISCIPLINED BALANCE SHEET MANAGEMENT

No long-term debt outstanding; ~$85 million of cash & availability on LOC

- The improved liquidity provides capital allocation flexibility to invest in strategic growth initiatives



Net Debt Outstanding ($M)
$31.1 million dollar change to net cash positive
$38.6
$21.6
$9.2
$7.1
($3.5)
($9.5)
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20
F1Q21



Net Debt / TTM Adjusted EBITDA
2.7 x
1.7 x
0.7 x
0.5 x
Long-Term Debt Free
F4Q19
F1Q20
F2Q20
F3Q20
F4Q20
F1Q21

THE PATH FORWARD

Targeting $500 million of revenue & double-digit EBITDA in Fiscal 2025

EXPAND Our Vertical Focus	CHANGE Our Customer Engagement	BUILD Services Business	GROW Through Acquisition
Provide Differentiated Value through Direct Engagement of Both Existing Verticals and New Vertical Segments	Transition to High-Value Channel Engagements that Focus More on Direct-to-Customer Relationships	Shift from "Client Support" Model to a Scalable End-to-End Service Model	Focus on Bolt-On Acquisitions that Expand our Vertical Presence, Either in New or Existing Segments

EXPAND OUR VERTICAL FOCUS

Increase SOW and SAM with current customers

Vertical Markets



Automotive
Petroleum
QSR
Retail & Grocery
Parking
Sports Complex
Warehouse
DESSERTS
HONDA

EXPAND
Share of Wallet

Focused Growth Within our Customer Base by Building Upon Current Relationships and Vertical Knowledge

EXPAND
Served Available Market

Expand Partnership Model to New Customers within a Vertical

EXPAND OUR VERTICAL FOCUS

Growth in new verticals

Vertical Markets


HONDA
Automotive
Petroleum
QSR
DESSERTS
Retail & Grocery
Parking
Sports Complex
Warehouse

New Verticals

EXPAND

Increase Addressable Market

Criteria

- Niche, Non-Commoditized Market
- High Barriers to Entry
- Stable, Growing End-Markets
- Supports Margin Expansion
- Low Price Sensitivity
- Leverages Our Unique Value Proposition

To Win

- Customer-Driven Unique Value Proposition
- Integrated Solution, Integrated Manufacturing Environment
- Reallocating Resources Toward Higher-Margin Specialty Applications
- Experience in the Niche Petroleum / C-Store Vertical is a Template for Success

CHANGE OUR CUSTOMER ENGAGEMENT

Migrating closer toward the customer

1. Engage Beyond The Agent
2. Grow Direct Customer Relationships
3. Build Knowledge Base Around Customer Requirements
4. Leverage Design & Manufacturing Expertise

Go-Forward End-User Focus

- There is Value in Having Both **Agency** and **Direct** Relationships
- As we Move Higher on the Value Chain with More Specialized Products, **Access to the Customer** is Increasingly Critical
- Customer Access Creates the Ability to **Work Collaboratively**
- New Product Development will Require Us to **Move Closer to the End-User**
- Educate and **Empower our Agent Partners** Through New Sales and Support Tools, Together with Access to Decision Makers at LSI

BUILD A SERVICES BUSINESS

Addresses customer pain point

- Provide a Differentiated Customer Value Proposition
- Margin Shift to Higher Professional Services Profile
- Unique Advantage Over Industry Competitors
- Market Opportunity to Expanded Customer Base to Non-Traditional Segments
- Service Business Scalable via Partnerships

SCALABLE SERVICE MODEL


FUTURE EXPANSION
• Turnkey Installations
• Maintenance Contracts
• ESCO Services
SERVICE BUSINESS
• End-to-End Integrator
NEAR TERM EXPANSION
• Site Installs
• Maitenance
• Expanded Vertical Segments
• Non-Traditional Segment Sales
LSI CURRENT SERVICES
• Project Management
• Surveys
• Installations
• Content Management
• Technical Design

GROW THROUGH ACQUISITION

Focused on complementary and adjacent spaces


TARGETS
ATTRIBUTES
FIT

Criteria

TARGETS
- Vertical Enhancement
- Vertical Expansion
- Geography
- Adjacent Space

ATTRIBUTES
- Strong Vertical Position
- Market Insulation
- Focused Specialist
- Complementary to Core
- Expanded Capabilities
- Broadens Services

FIT
- Organizational Cultural
- Synergy Opportunity
- Accretive
- Consistent Financials

Stronger Balance Sheet and Enhanced Liquidity Provides Acquisition Flexibility

INVESTMENT SUMMARY

American-Made Company Positioned for Profitable Growth

EXPAND
Our Vertical Focus

CHANGE
Our Customer Engagement

BUILD
Services Business

GROW
Through Acquisition

- **Integrated** Lighting / Graphics Solutions Company with Adjacent Growth Opportunities in Services Businesses
- **Strong Foundation** With Entrenched Position in Target Vertical Market Applications; Selectively Expanding; ***Where We Focus, We Win***
- Multi-year Focus on Migration to **Higher Value Solutions**, Away from Commodity
- Strengthened **End-User** Customer Engagement
- **Free Cash Flow Positive**, Ample Cash / Liquidity to Support Growth
- **Exceptional Management** Team Experienced in Change Management and Execution



APPENDIX

STATEMENT On Non-GAAP FINANCIAL MEASURES

This presentation includes adjustments to GAAP operating income, net income and earnings per share for the three months ended September 30, 2020 and 2019. Operating income, net income and earnings per share, which exclude the impact of restructuring and plant closure (gains) costs and stock compensation expense are non-GAAP financial measures. We exclude these non-recurring items because we believe they are not representative of the ongoing results of operations of our business. Also included in this press release are non-GAAP financial measures including Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA and Adjusted EBITDA) and Free Cash Flow. We believe that these are useful as supplemental measures in assessing the operating performance of our business. These measures are used by our management, including our chief operating decision maker, to evaluate business results, and are frequently referenced by those who follow the Company. These non-GAAP measures may be different from non-GAAP measures used by other companies. In addition, the non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations, in that they do not reflect all amounts associated with our results as determined in accordance with U.S. GAAP. Therefore, these measures should be used only to evaluate our results in conjunction with corresponding GAAP measures. Below is a reconciliation of these non-GAAP measures to the net income and earnings per share reported for the periods indicated along with the calculation of EBITDA, Adjusted EBITDA and Free Cash Flow.

Non-GAAP RECONCILIATION

	Q1 2020		Q4 2020		Q1 2021	
			Diluted EPS			
Net Income	$ 4,475	$ 0.17	$ 1,513	$ 0.06	$ 1,990	$ 0.07
Restructuring and plant closure costs (gains)	(3,446)	(0.13)	231	0.01	2	-
Severance costs	-	-	192	0.01	-	-
Stock compensation expense	299	0.01	74	-	380	0.01
Tax impact due to the change in the estimated annual tax rate used for GAAP reporting purposes	275	0.01	(185)	(0.01)	(297)	(0.01)
Net Income Adjusted	**$ 1,603**	**$ 0.06**	**$ 1,825**	**$ 0.07**	**$ 2,075**	**$ 0.08**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2020	Q1 2021
Net Sales [a]	88,701	70,006
Gross Margin	21,855	18,272
Restructuring and plant closure costs (gains)	258	3
Adjusted Gross Margin [b]	**22,113**	**18,275**
Adjusted Gross Margin % [b] / [a]	24.9%	26.1%

Lighting Segment	Q1 2020	Q1 2021
Net Sales [a]	63,191	45,405
Gross Margin	17,219	13,826
Restructuring and plant closure costs (gains)	204	-
Adjusted Gross Margin [b]	**17,423**	**13,826**
Adjusted Gross Margin % [b] / [a]	**27.6%**	**30.5%**

Graphics Segment	Q1 2020	Q1 2021
Net Sales [c]	25,510	24,601
Gross Margin	4,626	4,442
Restructuring and plant closure costs (gains)	54	3
Adjusted Gross Margin [b]	**4,680**	**4,445**
Adjusted Gross Margin % [b] / [a]	**18.3%**	**18.1%**

Corporate Segment	Q1 2020	Q1 2021
Gross Margin	10	4
Restructuring and plant closure costs	-	-
Adjusted Gross Margin	**10**	**4**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2020	Q4 2020	Q1 2021
Operating Income	6,839	1,846	2,202
Restructuring and plant closure costs (gains)	(4,588)	329	3
Severance costs	-	273	-
Stock compensation expense	398	105	505
Adjusted Operating Income	**2,649**	**2,553**	**2,710**
Depreciation and amortization	2,399	2,023	2,033
Adjusted EBITDA	**5,048**	**4,576**	**4,743**

Lighting Segment	Q1 2020	Q4 2020	Q1 2021
Net Sales [a]	63,191	40,559	45,405
Operating Income	9,159	2,712	3,588
Restructuring and plant closure costs (gains)	(4,649)	-	-
Severance costs	-	148	-
Stock compensation expense	35	40	104
Adjusted Operating Income	**4,545**	**2,900**	**3,692**
Depreciation and amortization	1,778	1,625	1,619
Adjusted EBITDA [b]	**6,323**	**4,525**	**5,311**
Adjusted EBITDA Margin % [b] / [a]	**10.0%**	**11.2%**	**11.7%**

Graphics Segment	Q1 2020	Q4 2020	Q1 2021
Net Sales [c]	25,510	22,911	24,601
Operating Income	1,017	1,824	1,823
Restructuring and plant closure costs (gains)	54	324	3
Severance costs	-	20	-
Stock compensation expense	43	8	96
Adjusted Operating Income	**1,114**	**2,176**	**1,922**
Depreciation and amortization	386	329	358
Adjusted EBITDA [d]	**1,500**	**2,505**	**2,280**
Adjusted EBITDA Margin % [d] / [c]	**5.9%**	**10.9%**	**9.3%**

Corporate Segment	Q1 2020	Q4 2020	Q1 2021
Operating Loss	(3,337)	(2,690)	(3,209)
Restructuring and plant closure costs	7	5	-
Severance costs	-	105	-
Stock compensation expense	320	57	305
Adjusted Operating Loss	**(3,010)**	**(2,523)**	**(2,904)**
Depreciation and amortization	235	69	56
Adjusted EBITDA	**(2,775)**	**(2,454)**	**(2,848)**

Non-GAAP RECONCILIATION

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Debt	23,181	10,437	7,919	-	-
Less:					
Cash	1,579	1,248	820	3,517	9,463
Net Debt Outstanding	21,602	9,189	7,099	(3,517)	(9,463)

LSI Industries	Q1 2020	Q2 2020	Q3 2020	Q4 2020	Q1 2021
Net cash flows (used in) provided by operating activities	6,359	14,544	(3,806)	12,613	7,639
Purchases of property, plant, and equipment	(355)	(764)	(419)	(1,201)	(405)
Proceeds from sale of assets	12,332	-	7,700	118	-
Free Cash Flow	**18,336**	**13,780**	**3,475**	**11,530**	**7,234**
TTM Free Cash Flow	**25,669**	**34,940**	**40,427**	**47,121**	**36,019**


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LSI Investor Relations